For Period Ending 06/30/00
File No. 811-2224


77Q

Form of Investment Management Agreement dated May 1, 2000, between Massachusetts Mutual Life Insurance Company ("MassMutual") with respect to MML Equity Fund, MML Equity Index Fund, MML Small Cap Value Equity Fund, MML Small Cap Growth Equity Fund, MML Growth Equity Fund was filed as Exhibit No. D(1) to Post-Effective Amendment No. 44 to Registrant's Registration Statement on Form N-1A (as filed with the Securities and Exchange Commission ("SEC") via EDGAR), and is incorporated herein by reference.

Investment Sub-Advisory Agreement effective as of May 1, 2000, between MassMutual and David L. Babson and Company Inc., regarding the MML Blend Fund (Equity Segment) was filed as Exhibit No. D(2) to Post-Effective Amendment No.44 to Registrant's Registration Statement on Form N-1A (as filed with the Securities and Exchange Commission ("SEC") via EDGAR), and is incorporated herein by reference.

Investment Sub-Advisory Agreement effective as of May 1, 2000, between MassMutual and David L. Babson and Company Inc., regarding the MML Equity Fund was filed as Exhibit No.D(3)to Post-Effective Amendment No.44 to Registrant's Registration Statement on Form N-1A (as filed with the Securities and Exchange Commission ("SEC") via EDGAR), and is incorporated herein by reference.

Investment Sub-Advisory Agreement effective as of May 1, 2000, between MassMutual and Mellon Equity Associates, LLP, regarding the MML Equity Index Fund was filed as Exhibit No. D(4) to Post-Effective Amendment No. 44 to Registrant's Registration Statement on Form N-1A (as filed with the Securities and Exchange Commission ("SEC") via EDGAR), and is incorporated herein by reference.

Investment Sub-Advisory Agreement effective as of May 1, 2000, between MassMutual and David L. Babson and Company Inc., regarding the MML Small Cap Value Equity Fund was filed as Exhibit No. D(5) to Post-Effective Amendment No. 44 to Registrant's Registration Statement on Form N-1A (as filed with the Securities and Exchange Commission ("SEC") via EDGAR), and is incorporated herein by reference.

Investment Sub-Advisory Agreement effective as of May 1, 2000, between MassMutual and Massachusetts Financial Services Company, regarding the MML Growth Equity Fund was filed as Exhibit No. D(6) to Post-Effective Amendment No. 44 to Registrant's Registration Statement on Form N-1A (as filed with the Securities and Exchange Commission ("SEC") via EDGAR), and is incorporated herein by reference.

Investment Sub-Advisory Agreement effective as of May 1, 2000, between MassMutual and J.P. Morgan Investment Management Company, regarding the MML Small Cap Growth Equity Fund was filed as Exhibit No. D(7) to Post-Effective Amendment No. 44 to Registrant's Registration Statement on Form N-1A (as filed with the Securities and Exchange Commission ("SEC")via EDGAR), and is incorporated herein by reference.

Investment Sub-Advisory Agreement effective as of May 1, 2000, between MassMutual and Waddell & Reed Investment Management Company, regarding the MML Small Cap Growth Equity Fund was filed as Exhibit No. D(8) to Post-Effective Amendment No. 44 to Registrant's Registration Statement on Form N-1A (as filed with the Securities and Exchange Commission ("SEC") via EDGAR), and is incorporated herein by reference.

Specimen Amended Investment Management Agreement dated as of January 1, 2000 between MassMutual and Registrant on behalf of MML Money Market Fund and MML Blend Fund was filed as Exhibit No. D(9)to Post-Effective Amendment No. 44 to Registrant's Registration Statement on Form N-1A (as filed with the Securities and Exchange Commission ("SEC") via EDGAR), and is incorporated herein by reference.

Investment Management Agreement between MassMutual and Registrant on behalf of MML Equity Index Fund effective as of May 1, 2000, was filed as Exhibit No.D(10) to Post-Effective Amendment No. 44 to Registrant's Registration Statement on Form N-1A (as filed with the Securities and Exchange Commission ("SEC") via EDGAR), and is incorporated herein by reference.

Investment Management Agreement between MassMutual and Registrant on behalf of MML Large Cap Value Fund effective as of May 1, 2000, was filed as Exhibit
No. D(11) to Post-Effective Amendment No. 44 to Registrant's Registration Statement on Form N-1A (as filed with the Securities and Exchange Commission ("SEC") via EDGAR), and is incorporated herein by reference.

Investment Management Agreement between MassMutual and Registrant on behalf of MML OTC 100 Fund effective as of May 1, 2000, was filed as Exhibit No. D(12) to Post-Effective Amendment No. 44 to Registrant's Registration Statement on Form N-1A (as filed with the Securities and Exchange Commission ("SEC") via
 EDGAR), and is incorporated herein by reference.

Form of Investment Management Agreement between MassMutual and Registrant on behalf of MML Emerging Growth Fund effective as of May 1, 2000, was filed as Exhibit No. D(13) to Post-Effective Amendment No. 44 to Registrant's Registration Statement on Form N-1A (as filed with the Securities and Exchange Commission ("SEC") via EDGAR), and is incorporated herein by reference.

Specimen Investment Sub-Advisory Agreement effective as of May 1, 2000, between MassMutual and David L. Babson and Company, Inc., regarding the MML Money Market Fund, MML Managed Bond Fund and MML Blend Fund dated as of January 1, 2000, was filed as Exhibit No. D(14) to Post-Effective Amendment No. 44 to Registrant's Registration Statement on Form N-1A (as filed with the Securities and Exchange Commission ("SEC") via EDGAR), and is incorporated herein by reference.

Investment Sub-Advisory Agreement effective as of May 1, 2000, between MassMutual and Davis Selected Advisers, L,P., regarding the MML Large Cap Value Fund was filed as Exhibit No. D(15) to Post-Effective Amendment No. 44 to Registrant's Registration Statement on Form N-1A (as filed with the Securities and Exchange Commission ("SEC") via EDGAR), and is incorporated herein by reference.

Investment Sub-Advisory Agreement effective as of May 1, 2000, between MassMutual and Bankers Trust Company, regarding the MML Equity Index Fund was filed as Exhibit No. D(16) to Post-Effective Amendment No. 44 to Registrant's Registration Statement on Form N-1A (as filed with the Securities and Exchange Commission ("SEC") via EDGAR), and is incorporated herein by reference.

Investment Sub-Advisory Agreement effective as of May 1, 2000, between MassMutual and Bankers Trust Company, regarding the MML OTC 100 Fund was filed as Exhibit No. D(17) to Post-Effective Amendment No. 44 to Registrant's Registration Statement on Form N-1A (as filed with the Securities and Exchange Commission ("SEC") via EDGAR), and is incorporated herein by reference.

Investment Sub-Advisory Agreement effective as of May 1, 2000, between MassMutual and RS Investment Management, regarding the MML Emerging Growth Fund was filed as Exhibit No. D(18) to Post-Effective Amendment No. 44 to Registrant's Registration Statement on Form N-1A (as filed with the Securities and Exchange Commission ("SEC") via EDGAR), and is incorporated herein by reference.